Exhibit 99.1
EARNINGS RELEASE
USCB Financial Holdings, Inc. Reports Record Fully Diluted EPS of

$0.35 for Q3 2024; ROAA of 1.11% and
ROAE of 13.38%
MIAMI, FL – October 31, 2024 – USCB Financial Holdings, Inc. (the

“Company”) (NASDAQ: USCB)
, the holding company for
U.S.

Century

Bank

(the

“Bank”),

reported

net

income

of

$6.9

million

or

$0.35

per

fully

diluted

share

for

the

three

months

ended
September 30, 2024, compared with net income of $3.8 million or $0.19 per fully diluted share for the same period in 2023.

“We

are proud

to report

our second

consecutive quarter

of record

fully diluted

earnings per

share, demonstrating

the strength

of our
strategic initiatives and

operational performance.”

said Luis de la

Aguilera, Chairman, President,

and CEO. “With

a return on average
assets of

1.11%

and a

NIM of 3.03%,

we are

effectively leveraging

our assets

to drive

profitability.

Additionally,

our growth

in non-
interest

income

reflects

our

commitment

to

diversifying

revenue

streams

and

enhancing

shareholder

value.

We

remain

focused

on
delivering strong performance and sustainable growth to our stakeholders

.” said de la Aguilera.

Unless otherwise stated, all percentage

comparisons in the bullet points

below are calculated at

or for the quarter

ended September 30,
2024 compared to at or for the quarter ended September 30, 2023 and annualized where appropriate.
Profitability
•
Annualized return on average assets for the quarter

ended September 30, 2024 was 1.11%

compared to 0.67% for the third quarter
of 2023.

•
Annualized return on

average stockholders’ equity

for the quarter

ended September 30,

2024 was 13.38%

compared to 8.19%

for
the third quarter of 2023.

•
The efficiency ratio for the quarter ended September 30,

2024 was 53.16% compared to 64.64% for the third quarter of 2023.

•
Net interest margin for the quarter ended September 30, 2024 was 3.03%

compared to 2.60% for the third quarter of 2023.
•
Net interest income

before provision for

credit losses was

$18.1 million for

the quarter ended

September 30, 2024, an

increase of
$4.1 million or 29.1% compared to the third quarter of 2023.
Balance Sheet
•
Total

assets

were

$2.5

billion

at

September 30,

2024,

representing

an

increase

of

$259.4 million

or

11.6%

from

$2.2

billion

at
September 30, 2023.
•
Total

loans

were

$1.9

billion

at

September 30,

2024,

representing

an

increase

of

$254.8 million

or

15.2%

from

$1.7

billion

at
September 30, 2023.
•
Total

deposits were

$2.1 billion at

September 30, 2024,

representing an

increase of

$205.7 million or

10.7% from

$1.9 billion

at
September 30, 2023.
•
Total

stockholders’

equity

was

$213.9 million

at

September 30,

2024,

representing

an

increase

of

$31.0

million

or

17.0% from
$182.9

million

at September 30,

2023. Total

stockholders’ equity

included

accumulated comprehensive

loss of

$38.0 million

at
September 30, 2024 compared to accumulated comprehensive loss of $51.2 million at September 30, 2023.

Asset Quality
•
The allowance

for credit

losses (“ACL”)

increased by

$3.6 million

to $23.1

million at

September 30, 2024

from $19.5

million at
September 30, 2023.
•
The ACL represented 1.19% of total loans at September 30, 2024 and 1.16% at September 30, 2023.

•
Provision for credit

loss was $931 thousand

for the quarter

ended September 30, 2024,

an increase of

$278 thousand compared

to
the third quarter of 2023.
•
Non-performing

loans to

total loans

was 0.14%

at September 30,

2024 and

0.03% at

September 30, 2023.

Nonperforming loans
totaled $2.7 million at September 30, 2024 and $479 thousand at September

30, 2023.
Non-interest Income and Non-interest Expense
•
Non-interest

income was

$3.4

million

for

the

three

months

ended September 30,

2024,

an

increase

of

$1.3

million

or

59.1%
compared to $2.2 million for the same period in 2023.

•
Non-interest

expense

was

$11.5

million

for

the

three

months

ended

September 30,

2024,

an

increase

of

$1.0

million

or

9.5%
compared to $10.5 million for the same period in 2023.

Capital
•
On October

28, 2024,

the Company’s

Board of

Directors declared

a cash

dividend of

$0.05 per

share of

the Company’s

Class A
common stock. The dividend will be paid on December 5, 2024 to shareholders of record at the close of business on November 15,
2024.
• As of September 30, 2024,
total risk-based capital ratios for the Company and the Bank were 13.22% and 13.14%,

respectively.
•
Tangible

book value

per common

share (a

non-GAAP measure)

was $10.90

at September 30,

2024, representing

an increase

of
$0.66

or 25.6%

annualized

from

$10.24

at June

30,

2024.

At September

30,

2024,

tangible book

value

per

common

share was
negatively affected by $1.94 due to an accumulated comprehensive loss of $38.0 million. At June 30, 2024, tangible

book value per
common share was negatively affected by $2.28 due

to an accumulated comprehensive loss of $44.7 million.

•
During

the quarter,

the Company

repurchased

10,000

shares of

Class A

common

stock at

a weighted

average

cost per

share of
$12.03. The

aggregate purchase price

for these transactions

was approximately

$120 thousand,

including transaction

costs. As of
September 30, 2024, 537,980 shares remained authorized for repurchase under the Company’s share repurchase programs.

Conference Call and Webcast

The Company will host a conference call

on Friday, November 1, 2024, at 11:00 a.m. Eastern Time to discuss the Company’s unaudited financial results

for the quarter

ended September 30, 2024.

To

access the conference

call, dial (833)

816-1416 (U.S. toll-free)

and ask
to join the USCB Financial Holdings Call.

Additionally,

interested

parties can

listen to

a live

webcast

of the

call in

the “Investor

Relations” section

of the

Company’s

website
at www.uscentury.com

.

An archived version of the webcast will be available in the same location shortly after the live call has ended.
About USCB Financial Holdings, Inc.
USCB Financial Holdings, Inc.

is the bank holding company for

U.S. Century Bank. Established in 2002,

U.S. Century Bank is one of
the largest

community banks

headquartered

in Miami,

and one

of the

largest community

banks in

the State

of Florida.

U.S. Century
Bank is rated 5-Stars by BauerFinancial, the nation’s leading independent bank rating firm. U.S. Century Bank offers customers a wide
range of

financial products

and services

and supports

numerous community

organizations,

including

the Greater

Miami Chamber

of
Commerce, the South Florida Hispanic Chamber of Commerce, and ChamberSouth. For more information about us or to find a banking
center near you, please call (305) 715-5200 or visit www.uscentury.com.
Forward-Looking Statements
This earnings release

may contain statements

that are not

historical in nature

and are intended

to be, and

are hereby identified

as, forward-
looking

statements

for

purposes

of

the

safe

harbor

provided

by

Section

21E

of

the

Securities

Exchange

Act

of

1934,

as

amended.
Forward-looking statements are

those that are

not historical facts.

The words “may,”

“will,” “anticipate,” “could,”

“should,” “would,”
“believe,” “contemplate,”

“expect,” “aim,”

“plan,” “estimate,”

“continue,” and

“intend,”, the negative

of these terms,

as well as

other
similar

words

and

expressions

of

the

future,

are

intended

to identify

forward-looking

statements.

These

forward-looking

statements
include, but are not limited

to, statements related to our

projected growth, anticipated future financial

performance, and management’s
long-term performance goals, as well as statements

relating to the anticipated effects on our results of

operations and financial condition
from expected or potential developments or events, or business and growth strategies, including anticipated internal growth and balance sheet restructuring.

These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from
those anticipated in such statements. Potential risks and uncertainties include,

but are not limited to:
•
the strength of the United States economy in general and the strength of the local economies in which we conduct operations;
•
our ability to successfully manage interest rate risk, credit risk, liquidity risk,

and other risks inherent to our industry;
•
the

accuracy

of

our

financial

statement

estimates

and

assumptions,

including

the

estimates

used

for

our

credit

loss

reserve

and
deferred tax asset valuation allowance;
•
the efficiency and effectiveness of our internal

control procedures and processes;
•
our ability to comply with

the extensive laws and

regulations to which we are

subject, including the laws for

each jurisdiction where
we operate;
•
adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry;
• deposit attrition and the level of our uninsured deposits;
•
legislative

or

regulatory

changes and

changes

in

accounting

principles,

policies,

practices or

guidelines,

including

the on-going
effects of the implementation of the Current Expected Credit Losses (“CECL”)

standard;
•
the

lack

of

a

significantly

diversified

loan

portfolio

and

the

concentration

in

the

South

Florida

market,

including

the

risks

of
geographic,

depositor,

and

industry

concentrations,

including

our

concentration

in

loans

secured

by

real

estate,

in

particular,
commercial real estate;
• the effects of climate change;
• the concentration of ownership of our common stock;
• fluctuations in the price of our common stock;
•
our ability to

fund or access

the capital markets

at attractive rates

and terms and

manage our growth,

both organic

growth as well
as growth through other means, such as future acquisitions;
•
inflation, interest rate, unemployment rate, and market

and monetary fluctuations;
• impacts of international hostilities and geopolitical events;
•
increased competition

and its effect

on the pricing

of our products

and services as

well as our

interest rate spread

and net interest
margin;
• the loss of key employees;
•
the effectiveness

of our risk management

strategies, including operational

risks, including, but

not limited to, client,

employee, or
third-party fraud and security breaches; and
•
other risks described in this earnings release and other filings we make with the

Securities and Exchange Commission (“SEC”).
All forward-looking

statements are

necessarily only

estimates of

future results,

and there

can be

no assurance

that actual

results will
not differ

materially from

expectations. Therefore,

you are

cautioned not

to place

undue reliance

on any

forward-looking statements.
Further, forward-looking statements included in this

earnings release are

made only as

of the date

hereof, and we

undertake no obligation
to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statements are made

or
to reflect the occurrence of unanticipated

events, unless required to do

so under the federal securities laws.

You

should also review the
risk factors described in the reports the Company filed or will file with the SEC.
Non-GAAP Financial Measures
This earnings release

includes financial information determined

by methods other

than in accordance

with generally accepted

accounting
principles (“GAAP”). This financial

information includes certain

operating performance measures. Management

has included these

non-
GAAP

measures

because

it

believes

these

measures

may

provide

useful

supplemental

information

for

evaluating

the

Company’s
operations and

underlying performance

trends. Further,

management uses these

measures in

managing and

evaluating the Company’s
business and intends to refer to

them in discussions about our operations

and performance. Operating performance

measures should be
viewed

in

addition

to,

and

not

as

an

alternative

to

or

substitute

for,

measures

determined

in

accordance

with

GAAP,

and

are

not
necessarily

comparable

to

non-GAAP

measures

that

may

be

presented

by

other

companies.

Reconciliations

of

these

non-GAAP
measures

to

the most

directly

comparable

GAAP measures

can be

found

in the

‘Non-GAAP

Reconciliation

Tables’

included

in the
exhibits to this earnings release.
All numbers included in this press release are unaudited unless otherwise noted.
Contacts:
Investor Relations
InvestorRelations@uscentury.com
Media Relations
Martha Guerra-Kattou

MGuerra@uscentury.com

USCB FINANCIAL HOLDINGS, INC.
CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
Three Months Ended September 30, Nine Months Ended September 30,
2024 2023 2024 2023
Interest income:
Loans, including fees $ 29,819 $ 22,523 $ 84,479 $ 63,081
Investment securities 2,754 2,833 8,634 7,501
Interest-bearing deposits in financial institutions 989 1,026 3,953 2,459
Total interest income 33,562 26,382 97,066 73,041
Interest expense:
Interest-bearing checking deposits 411 331 1,171 574
Savings and money market accounts 10,064 8,779 30,529 20,532
Time deposits 3,391 2,565 9,907 5,767
FHLB advances and other borrowings 1,587 685 4,881 1,976
Total interest expense 15,453 12,360 46,488 28,849
Net interest income before provision for credit losses 18,109 14,022 50,578 44,192
Provision for credit losses 931 653 2,127 892
Net interest income after provision for credit losses 17,178 13,369 48,451 43,300
Non-interest income:

Service fees 2,544 1,329 6,172 3,707
Gain (loss) on sale of securities available for sale, net - (955) 14 (976)
Gain on sale of loans held for sale, net 109 255 593 696
Other non-interest income 785 1,532 2,334 2,650
Total non-interest income 3,438 2,161 9,113 6,077
Non-interest expense:

Salaries and employee benefits 7,200 6,066 20,863 18,325
Occupancy 1,341 1,350 3,921 3,968
Regulatory assessments and fees 452 365 1,361 1,041
Consulting and legal fees 161 513 1,016 1,257
Network and information technology services 513 481 1,499 1,464
Other operating expense 1,787 1,686 5,528 5,034
Total non-interest expense 11,454 10,461 34,188 31,089
Net income before income tax expense 9,162 5,069 23,376 18,288
Income tax expense 2,213 1,250 5,606 4,464
Net income $ 6,949 $ 3,819 $ 17,770 $ 13,824
Per share information:

Net income per common share, basic $ 0.35 $ 0.20 $ 0.90 $ 0.70
Net income per common share, diluted $ 0.35 $ 0.19 $ 0.90 $ 0.70
Cash dividends declared $ 0.05 $ - $ 0.15 $ -
Weighted average shares outstanding:
Common shares, basic 19,621,447 19,542,723 19,653,103 19,661,685
Common shares, diluted 19,825,211 19,611,897 19,761,242 19,729,181

USCB FINANCIAL HOLDINGS, INC.
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023
Income statement data:
Net interest income $ 18,109 $ 17,311 $ 15,158 $ 14,376 $ 14,022
Provision for credit losses 931 786 410 1,475 653
Net interest income after provision for credit losses 17,178 16,525 14,748 12,901 13,369
Service fees 2,544 1,977 1,651 1,348 1,329
Gain (loss) on sale of securities available for sale, net - 14 - (883) (955)
Gain on sale of loans held for sale, net 109 417 67 105 255
Other income 785 803 746 756 1,532
Total non-interest income 3,438 3,211 2,464 1,326 2,161
Salaries and employee benefits 7,200 7,353 6,310 6,104 6,066
Occupancy 1,341 1,266 1,314 1,262 1,350
Regulatory assessments and fees 452 476 433 412 365
Consulting and legal fees 161 263 592 642 513
Network and information technology services 513 479 507 552 481
Other operating expense 1,787 1,723 2,018 1,747 1,686
Total non-interest expense 11,454 11,560 11,174 10,719 10,461
Net income before income tax expense 9,162 8,176 6,038 3,508 5,069
Income tax expense 2,213 1,967 1,426 787 1,250
Net income $ 6,949 $ 6,209 $ 4,612 $ 2,721 $ 3,819
Per share information:
Net income per common share, basic $ 0.35 $ 0.32 $ 0.23 $ 0.14 $ 0.20
Net income per common share, diluted $ 0.35 $ 0.31 $ 0.23 $ 0.14 $ 0.19
Cash dividends declared $ 0.05 $ 0.05 $ 0.05 $ - $ -
Balance sheet data (at period-end):

Cash and cash equivalents $ 38,486 $ 77,261 $ 126,546 $ 41,062 $ 33,435
Securities available-for-sale $ 259,527 $ 236,444 $ 259,992 $ 229,329 $ 218,609
Securities held-to-maturity $ 167,001 $ 169,606 $ 173,038 $ 174,974 $ 197,311
Total securities $ 426,528 $ 406,050 $ 433,030 $ 404,303 $ 415,920
Loans held for investment
(1)
$ 1,931,362 $ 1,869,249 $ 1,821,196 $ 1,780,827 $ 1,676,520
Allowance for credit losses $ (23,067) $ (22,230) $ (21,454) $ (21,084) $ (19,493)
Total assets $ 2,503,954 $ 2,458,270 $ 2,489,142 $ 2,339,093 $ 2,244,602
Non-interest-bearing demand deposits $ 637,313 $ 579,243 $ 576,626 $ 552,762 $ 573,546
Interest-bearing deposits $ 1,489,304 $ 1,477,459 $ 1,526,168 $ 1,384,377 $ 1,347,376
Total deposits $ 2,126,617 $ 2,056,702 $ 2,102,794 $ 1,937,139 $ 1,920,922
FHLB advances and other borrowings $ 118,000 $ 162,000 $ 162,000 $ 183,000 $ 102,000
Total liabilities $ 2,290,038 $ 2,257,250 $ 2,294,131 $ 2,147,125 $ 2,061,718
Total stockholders' equity $ 213,916 $ 201,020 $ 195,011 $ 191,968 $ 182,884
Capital ratios:
(2)

Leverage ratio 9.34% 9.03% 8.91% 9.28% 9.26%
Common equity tier 1 capital 12.01% 11.93% 11.80% 11.62% 11.97%
Tier 1 risk-based capital 12.01% 11.93% 11.80% 11.62% 11.97%
Total risk-based capital

13.22% 13.12% 12.98% 12.78% 13.10%
(1)

Loan amounts include deferred fees/costs.
(2) Reflects the Company's regulatory capital ratios which are provided for informational purposes only; as a small bank holding company, the Company is not subject
to regulatory capital requirements. The Bank's total risk-based capital for third quarter 2024 was 13.14%.

USCB FINANCIAL HOLDINGS, INC.
AVERAGE BALANCES, RATIOS,

AND OTHER DATA (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023
Average balance sheet data:
Cash and cash equivalents $ 87,937 $ 107,831 $ 132,266 $ 57,069 $ 90,742
Securities available-for-sale $ 244,881 $ 263,345 $ 239,896 $ 215,649 $ 222,134
Securities held-to-maturity $ 168,632 $ 171,682 $ 174,142 $ 181,151 $ 218,694
Total securities $ 413,514 $ 435,027 $ 414,038 $ 396,800 $ 440,828
Loans held for investment
(1)
$ 1,878,230 $ 1,828,487 $ 1,781,528 $ 1,698,611 $ 1,610,864
Total assets $ 2,485,434 $ 2,479,222 $ 2,436,103 $ 2,268,811 $ 2,250,258
Interest-bearing deposits $ 1,468,067 $ 1,473,513 $ 1,473,831 $ 1,336,470 $ 1,353,516
Non-interest-bearing demand deposits $ 609,456 $ 610,370 $ 574,760 $ 577,133 $ 587,917
Total deposits $ 2,077,523 $ 2,083,883 $ 2,048,591 $ 1,913,603 $ 1,941,433
FHLB advances and other borrowings $ 156,043 $ 162,000 $ 164,187 $ 139,000 $ 85,326
Total liabilities $ 2,278,793 $ 2,281,467 $ 2,243,011 $ 2,085,182 $ 2,065,357
Total stockholders' equity $ 206,641 $ 197,755 $ 193,092 $ 183,629 $ 184,901
Performance ratios:
Return on average assets
(2)
1.11% 1.01% 0.76% 0.48% 0.67%
Return on average equity
(2)
13.38% 12.63% 9.61% 5.88% 8.19%
Net interest margin
(2)
3.03% 2.94% 2.62% 2.65% 2.60%
Non-interest income to average assets
(2)
0.55% 0.52% 0.41% 0.23% 0.38%
Non-interest expense to average assets
(2)
1.83% 1.88% 1.84% 1.87% 1.84%
Efficiency ratio
(3)
53.16% 56.33% 63.41% 68.27% 64.64%
Loans by type (at period end):
(4)

Residential real estate $ 283,477 $ 256,807 $ 237,906 $ 204,419 $ 188,880
Commercial real estate $ 1,095,112 $ 1,053,030 $ 1,057,800 $ 1,047,593 $ 1,005,280
Commercial and industrial $ 246,539 $ 248,525 $ 228,045 $ 219,757 $ 212,975
Correspondent banks $ 103,815 $ 112,510 $ 100,182 $ 114,945 $ 94,640
Consumer and other

$ 198,604 $ 194,644 $ 194,325 $ 191,930 $ 173,096
Asset quality data:

Allowance for credit losses to total loans 1.19% 1.19% 1.18% 1.18% 1.16%
Allowance for credit losses to non-performing loans 846% 2,933% 4,705% 4,505% 4,070%
Total non-performing loans
(5)
$ 2,725 $ 758 $ 456 $ 468

$ 479
Non-performing loans to total loans 0.14% 0.04% 0.03% 0.03% 0.03%
Non-performing assets to total assets
(5)
0.11% 0.03% 0.02% 0.02% 0.02%
Net charge-offs (recoveries of) to average loans
(2)
(0.00)% (0.00)% (0.00)% (0.00)% (0.00)%
Net charge-offs (recovery) of credit losses $ (6) $ (2) $ (7) $ (3) $ (5)
Interest rates and yields:
(2)

Loans 6.32% 6.16% 6.01% 5.79% 5.55%
Investment securities

2.61% 2.80% 2.69% 2.46% 2.52%
Total interest-earning assets 5.61% 5.54% 5.34% 5.16% 4.89%
Deposits
(6)
2.66% 2.64% 2.76% 2.53% 2.39%
FHLB advances and other borrowings 4.05% 4.03% 4.10% 4.04% 3.19%
Total interest-bearing liabilities 3.79% 3.76% 3.86% 3.66% 3.41%
Other information:
Full-time equivalent employees 198 197 199 196 194
(1)

Loan amounts include deferred fees/costs.
(2)

Annualized.
(3)

Efficiency ratio is defined as total non-interest expense divided by sum of net interest income and total non-interest

income.
(4)

Loan amounts exclude deferred fees/costs.
(5)

The amounts for total non-performing loans and total non-performing assets are the same at the dates presented since there was

no other real estate owned (OREO)
recorded.
(6) Reflects effect of non-interest-bearing deposits.

USCB FINANCIAL HOLDINGS, INC.

NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)
Three Months Ended September 30,
2024 2023
Average

Balance
Interest Yield/Rate
(1)
Average

Balance
Interest Yield/Rate
(1)
Assets
Interest-earning assets:
Loans
(2)
$ 1,878,230 $ 29,819 6.32% $ 1,610,864 $ 22,523 5.55%
Investment securities
(3)
419,315 2,754 2.61% 445,828 2,833 2.52%
Other interest-earning assets 80,378 989 4.89% 83,479 1,026 4.88%
Total interest-earning assets 2,377,923 33,562 5.61% 2,140,171 26,382 4.89%
Non-interest-earning assets 107,511

110,087

Total assets $ 2,485,434 $ 2,250,258
Liabilities and stockholders' equity

Interest-bearing liabilities:
Interest-bearing checking deposits $ 57,925 411 2.82% $ 52,080 331 2.52%
Saving and money market deposits 1,084,562 10,064 3.69% 1,011,164 8,779 3.44%
Time deposits 325,580 3,391 4.14% 290,272 2,565 3.51%
Total interest-bearing deposits 1,468,067 13,866 3.76% 1,353,516 11,675 3.42%
FHLB advances and other borrowings 156,043 1,587 4.05% 85,326 685 3.19%
Total interest-bearing liabilities 1,624,110 15,453 3.79% 1,438,842 12,360 3.41%
Non-interest-bearing demand deposits 609,456

587,917

Other non-interest-bearing liabilities 45,227 38,598
Total liabilities 2,278,793

2,065,357

Stockholders' equity 206,641 184,901
Total liabilities and stockholders' equity $ 2,485,434

$ 2,250,258

Net interest income $ 18,109 $ 14,022
Net interest spread
(4)
1.82% 1.48%
Net interest margin
(5)
3.03% 2.60%
(1)

Annualized.
(2)

Average loan balances include non-accrual loans. Interest income on loans includes accretion of deferred loan fees, net of deferred loan costs.
(3)

At fair value except for securities held to maturity. This amount includes FHLB stock.
(4)

Net interest spread is the average yield earned on total

interest-earning assets minus the average rate paid on total interest-bearing liabilities.
(5)

Net interest margin is the ratio of net interest income to total interest-earning assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023
Pre-tax pre-provision ("PTPP") income:
(1)
Net income $ 6,949 $ 6,209 $ 4,612 $ 2,721 $ 3,819
Plus: Provision for income taxes 2,213 1,967 1,426 787 1,250
Plus: Provision for credit losses 931 786 410 1,475 653
PTPP income $ 10,093 $ 8,962 $ 6,448 $ 4,983 $ 5,722
PTPP return on average assets:
(1)

PTPP income $ 10,093 $ 8,962 $ 6,448 $ 4,983 $ 5,722
Average assets $ 2,485,434 $ 2,479,222 $ 2,436,103 $ 2,268,811 $ 2,250,258
PTPP return on average assets
(2)
1.62% 1.45% 1.06% 0.87% 1.01%

Operating net income:
(1)
Net income $ 6,949 $ 6,209 $ 4,612 $ 2,721 $ 3,819
Less: Net gains (losses) on sale of securities - 14 - (883) (955)
Less: Tax effect on sale of securities - (4) - 224 242
Operating net income $ 6,949 $ 6,199 $ 4,612 $ 3,380 $ 4,532

Operating PTPP income:
(1)
PTPP income $ 10,093 $ 8,962 $ 6,448 $ 4,983 $ 5,722
Less: Net gains (losses) on sale of securities - 14 - (883) (955)
Operating PTPP income $ 10,093 $ 8,948 $ 6,448 $ 5,866 $ 6,677
Operating PTPP return on average assets:
(1)

Operating PTPP income $ 10,093 $ 8,948 $ 6,448 $ 5,866 $ 6,677
Average assets $ 2,485,434 $ 2,479,222 $ 2,436,103 $ 2,268,811 $ 2,250,258
Operating PTPP return on average assets
(2)
1.62% 1.45% 1.06% 1.03% 1.18%

Operating return on average assets:
(1)
Operating net income $ 6,949 $ 6,199 $ 4,612 $ 3,380 $ 4,532
Average assets $ 2,485,434 $ 2,479,222 $ 2,436,103 $ 2,268,811 $ 2,250,258
Operating return on average assets
(2)
1.11% 1.01% 0.76% 0.59% 0.80%
Operating return on average equity:
(1)
Operating net income $ 6,949 $ 6,199 $ 4,612 $ 3,380 $ 4,532
Average equity $ 206,641 $ 197,755 $ 193,092 $ 183,629 $ 184,901
Operating return on average equity
(2)
13.38% 12.61% 9.61% 7.30% 9.72%
Operating Revenue:
(1)

Net interest income
$ 18,109

$ 17,311

$ 15,158

$ 14,376

$ 14,022

Non-interest income

3,438 3,211 2,464

1,326

2,161

Less: Net gains (losses) on sale of securities
- 14 - (883) (955)

Operating revenue
$ 21,547 $ 20,508 $ 17,622 $ 16,585 $ 17,138
Operating Efficiency Ratio:
(1)

Total non-interest expense
$ 11,454

$ 11,560

$ 11,174

$ 10,719

$ 10,461

Operating revenue
$ 21,547 $ 20,508 $ 17,622 $ 16,585 $ 17,138

Operating efficiency ratio
53.16% 56.37% 63.41% 64.63% 61.04%
(1) The Company believes these non-GAAP measurements are

key indicators of the ongoing earnings power of the

Company.
(2)

Annualized.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023
Tangible book value per common share (at period-end):
(1)
Total stockholders' equity $ 213,916 $ 201,020 $ 195,011 $ 191,968 $ 182,884
Less: Intangible assets - - - - -
Tangible stockholders' equity $ 213,916 $ 201,020 $ 195,011 $ 191,968 $ 182,884
Total shares issued and outstanding (at period-end):
Total common shares issued and outstanding 19,620,632 19,630,632 19,650,463 19,575,435 19,542,290
Tangible book value per common share
(2)
$ 10.90 $ 10.24 $ 9.92 $ 9.81 $ 9.36
Operating diluted net income per common share:
(1)
Operating net income $ 6,949 $ 6,199 $ 4,612 $ 3,380 $ 4,532
Total weighted average diluted shares of common stock 19,825,211 19,717,167 19,698,258 19,573,350 19,611,897
Operating diluted net income per common share: $ 0.35 $ 0.31

$

0.23

$

0.17

$

0.23
Tangible Common Equity/Tangible Assets
(1)

Tangible stockholders' equity
$ 213,916 $ 201,020 $ 195,011 $ 191,968 $ 182,884

Tangible total assets
(3)
$ 2,503,954

$

2,458,270

$

2,489,142

$

2,339,093

$

2,244,602
Tangible Common Equity/Tangible Assets 8.54% 8.18% 7.83% 8.21% 8.15%
(1)

The Company believes these non-GAAP measurements

are key indicators of the ongoing earnings power

of the Company.
(2)

Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.
(3) Since the Company has no intangible assets, tangible

total assets is the same amount as total assets calculated

under GAA
P.